Rule 497(c)
                                                 File Nos. 33-58004 and 811-7474

BOSTON 1784 FUNDS[SERVICE MARK]
FUNDS AVAILABLE THROUGH YOUR RETIREMENT PLAN

MONEY MARKET FUNDS
[BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
          MONEY MARKET FUND

BOND FUNDS
[BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[BULLET]  BOSTON 1784 INCOME FUND
[BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
          TERM INCOME FUND

STOCK FUNDS
[BULLET]  BOSTON 1784 ASSET ALLOCATION FUND
[BULLET]  BOSTON 1784 GROWTH AND INCOME FUND
[BULLET]  BOSTON 1784 GROWTH FUND
[BULLET]  BOSTON 1784 INTERNATIONAL EQUITY FUND

                                   Prospectus

                        [BOSTON 1784 FUNDS LOGO OMITTED]

                 NEITHER THE SECURITIES AND EXCHANGE COMMISSION
                NOR ANY STATE SECURITIES COMMISSION HAS APPROVED
                OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON
                  THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               September 15, 1998

TABLE OF CONTENTS
================================================================================

BOSTON 1784 MONEY MARKET FUNDS................................................1

BOSTON 1784 BOND FUNDS........................................................4

BOSTON 1784 STOCK FUNDS......................................................10

INVESTING THROUGH YOUR RETIREMENT PLAN ......................................17

PRICING OF FUND SHARES.......................................................18

DISTRIBUTIONS................................................................18

FEDERAL TAX CONSIDERATIONS...................................................19

MORE ABOUT BOSTON 1784 FUNDS.................................................20

              MONEY MARKET FUNDS.............................................20
              BOND FUNDS.....................................................21
              STOCK FUNDS....................................................22
MANAGEMENT...................................................................25

DISTRIBUTION ARRANGEMENTS....................................................26

FINANCIAL HIGHLIGHTS.........................................................27

PROSPECTUS

BOSTON 1784 MONEY MARKET FUNDS
================================================================================

INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUND. FOR FURTHER INFORMATION ON THIS FUND, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.

[LOGO OF COMPASS OMITTED]
WHAT ARE THE FUND'S GOALS?

The Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

--------------------------------------------------------------------------------
   WHAT IS A MONEY MARKET FUND?
   A MONEY MARKET FUND is a type of mutual fund that tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("PRESERVATION OF PRINCIPAL"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "LIQUIDITY"). However, a money market fund does not guarantee that you will receive your money back.

   A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases and the average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.
--------------------------------------------------------------------------------


[LOGO OF CHESS PIECE OMITTED]
WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in short-term U.S. government obligations, including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S. government securities.



[LOGO OF FLAG MAN OMITTED]
WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The principal risks of investing in the Fund and the circumstances reasonably likely, in the opinion of the Adviser, to adversely affect your investment are described below. Please note that there are many other factors which could adversely affect your investment, and that could prevent the Fund from achieving its objectives, which are not described here. The principal risks are:

     [BULLET] The rate of income will vary from day to day depending on short-term interest rates.

     [BULLET] It is possible that a major change in interest rates or a default on a security or a repurchase agreement held by the Fund could cause the value of your investment to decline.

     [BULLET] The Fund may invest up to 5% of its total assets in zero coupon securities called STRIPS, which are the separately traded interest and principal component parts of U.S. Treasury securities. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

     [BULLET] An investment in the Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

     [BULLET] Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

================================================================================

================================================================================
                             WHO MAY WANT TO INVEST?
================================================================================

     THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN INVESTORS
     WHO:

     [BULLET] are investing for a short period of time;

     [BULLET] want the added safety of U.S. government securities.


     The Fund does not provide a balanced investment plan.
--------------------------------------------------------------------------------


[LOGO OF FLAGS OMITTED]
HOW HAS THE FUND PERFORMED?

The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL DO IN THE FUTURE.


--------------------------------------------------------------------------------
INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS FOLLOW:]

1994     4.04%
1995     5.69%
1996     5.14%
1997     5.30%

The total return for the six months ended June 30, 1998 was 2.62%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          1.43%         June 30, 1995
Lowest                           0.76%         March 31, 1994

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 6/14/93)
Institutional U.S. Treasury         5.30%           4.79%
Money Market Fund

IBC/Financial Data Government-      5.21%           5.08%*
Only Institutional-Only Average
--------------------------------------------------------------------------------
*(since 5/30/93)

          For up-to-date yield information, please call 1-800-BKB-1784.

PROSPECTUS

================================================================================
[GRAPHIC OF CALCULATOR OMITTED]

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)            None

Maximum Sales Charge (Load)                     None
Imposed on Reinvested Dividends

Redemption Fee                                  None

Exchange Fee                                    None


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
--------------------------------------------------------------------------------
Management Fees                                 .20%
Distribution (12b-1) Fees                       None
Other Expenses                                  .13%
Total Annual Fund Operating Expenses            .33%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:
--------------------------------------------------------------------------------
1 year                                         $  34
3 years                                          106
5 years                                          185
10 years                                         418
--------------------------------------------------------------------------------

PROSPECTUS

BOSTON 1784 BOND FUNDS
================================================================================

SHORT-TERM INCOME FUND
INCOME FUND
U.S. GOVERNMENT MEDIUM-TERM INCOME FUND

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 BOND FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.


[GRAPHIC OF COMPASS OMITTED]
WHAT ARE THE FUNDS' GOALS?

SHORT-TERM INCOME FUND
The Short-Term Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

INCOME FUND
The Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund's goal is to provide investors with current income consistent with preservation of capital.

--------------------------------------------------------------------------------
   WHAT IS A BOND?
   A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY
   DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   WHAT DOES IT MEAN TO "PRESERVE CAPITAL"?
   CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. If the price of the fund's shares or net asset value (NAV) increases because of increases in the value of the securities in the fund, your capital will also increase. If, however, the value of the fund's investments go down and the price of the fund's shares decreases, you will lose some of your capital. A fund that seeks to preserve capital or principal tries to maintain a stable share price so that you do not lose money.
--------------------------------------------------------------------------------


[GRAPHIC OF CHESS PIECE OMITTED]
WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

SHORT-TERM INCOME FUND
The Short-Term Income Fund invests primarily in investment grade debt securities, such as corporate bonds, notes, mortgage-backed and asset-backed securities, taxable municipal securities and U.S. Treasury and government agency obligations.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.

PROSPECTUS

================================================================================

Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency, or be of comparable quality as determined by the Adviser.

In order to limit fluctuations in share price, the Fund tries to maintain an average weighted maturity of less than three years under normal circumstances.

--------------------------------------------------------------------------------
   WHAT ARE INVESTMENT GRADE SECURITIES?
   INVESTMENT GRADE SECURITIES are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA OR AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
--------------------------------------------------------------------------------

INCOME FUND
The Income Fund invests primarily in investment grade debt securities, including U.S. government obligations, corporate bonds and mortgage-backed and asset-backed securities.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.

Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency, or be of comparable quality as determined by the Adviser.

The Fund's average weighted maturity is normally expected to be between 7 and 30 years.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund invests primarily in short- to intermediate-term U.S. Treasury and government agency securities and both government agency and non-government agency mortgage-backed securities.

U.S. government obligations generally have less credit risk than other debt obligations.

The Fund's average weighted maturity is normally expected to be from 3 to 10 years.

[GRAPHIC OF FLAG MAN OMITTED]
WHAT ARE THE MAIN RISKS OF INVESTING IN BOSTON 1784 BOND FUNDS?

The principal risks of investing in the Bond Funds and the circumstances reasonably likely, in the opinion of the Adviser, to adversely affect your investment are described below. As with any non-money market mutual fund, the share price of each Fund and each Fund's yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances which could adversely affect your investment, and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Bond Funds are:

 [BULLET] INTEREST RATE RISK: In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

 [BULLET] CREDIT RISK: It is possible that some of the issuers will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

 [BULLET] PREPAYMENT RISK: The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

 [BULLET] SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES: The Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the


PROSPECTUS

================================================================================

   rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

 [BULLET] FOREIGN SECURITIES: Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk and exposure to currency fluctuations.

 [BULLET] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

================================================================================
                             WHO MAY WANT TO INVEST?
================================================================================

    SHORT-TERM INCOME FUND
    THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN
    INVESTORS WHO ARE:

    [BULLET] seeking income;

    [BULLET] seeking a higher yield than a moneymarket fund or a bank savings account;

    [BULLET] seeking more price stability than a longer-term bond fund but are able to tolerate some fluctuations in the value of their investment.


    INCOME FUND
    THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN
    INVESTORS WHO ARE:

    [BULLET] seeking a higher level of income than is available from shorter-term securities;

    [BULLET] able to tolerate the greater price fluctuations associated with longer-term securities and higher levels of income.


    U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
    THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN
    INVESTORS WHO ARE:

    [BULLET] seeking higher levels of income than is available from shorter-term securities or money market funds;

    [BULLET] seeking the added measure of protection against credit risk provided by U.S. government securities;

    [BULLET] able to tolerate the fluctuations in price associated with medium-term securities.



    None of the Bond Funds alone provides a balanced investment plan.

PROSPECTUS

================================================================================

[GRAPHIC OF FLAGS OMITTED]

HOW HAVE THE FUNDS PERFORMED?

The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.


--------------------------------------------------------------------------------
SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS TO FOLLOW:]

1995     11.36%
1996      4.25%
1997      6.30%

The total return for the six months ended June 30, 1998 was 3.01%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          3.31%         June 30, 1995
Lowest                          -0.27%         March 31, 1996

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 7/1/94)
Short-Term Income Fund              6.30%           6.42%

Lehman Brothers Mutual Fund         7.12%           7.18%
1-5 Year Government/Corporate
Bond Index
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS TO FOLLOW:]

1995     17.98%
1996      2.60%
1997      7.85%

The total return for the six months ended June 30, 1998 was 3.14%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          6.34%         June 30, 1995
Lowest                          -2.42%         March 31, 1996

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 7/1/94)
Income Fund                         7.85%            7.94%

Lehman Brothers Aggregate           9.68%            9.16%
Bond Index
--------------------------------------------------------------------------------

          For up-to-date yield information, please call 1-800-BKB-1784.

PROSPECTUS

================================================================================

--------------------------------------------------------------------------------
 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS TO FOLLOW:]

1994     -3.78%
1995     15.89%
1996      1.98%
1997      8.08%

The total return for the six months ended June 30, 1998 was 3.03%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          5.51%         June 30, 1995
Lowest                          -2.93%         March 31, 1994

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 6/7/93)
U.S. Government Medium-Term         8.08%           5.43%
Income Fund

Lehman Brothers Intermediate        7.72%           5.99%
U.S. Government Bond Index
--------------------------------------------------------------------------------

          For up-to-date yield information, please call 1-800-BKB-1784.

PROSPECTUS

================================================================================

[GRAPHIC OF CALCULATOR OMITTED]
WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 BOND FUNDS

------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------
                                                                                                        U.S. GOVERNMENT
                                               SHORT-TERM                     INCOME                      MEDIUM-TERM
                                               INCOME FUND                     FUND                       INCOME FUND

Maximum Sales Charge (Load)                       None                         None                          None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)              None                         None                          None

Maximum Sales Charge (Load)                       None                         None                          None
Imposed on Reinvested Dividends

Redemption Fee                                    None                         None                          None

Exchange Fee                                      None                         None                          None

------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
------------------------------------------------------------------------------------------------------------------------
Management Fees                                  .50%                          .74%                         .74%

Distribution (12b-1) Fees                        .25%                          .25%                         .25%

Other Expenses                                   .14%                          .12%                         .13%

Total Annual Fund Operating Expenses             .89%*                        1.11%*                       1.12%*

------------------------------------------------------------------------------------------------------------------------

*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of fee waivers by the Funds' Adviser and Distributor. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level and the Distributor waives its entire Distribution Fee. The Adviser and the Distributor may eliminate all or a part of the fee waivers at any time. With these fee waivers, the Funds' actual total annual operating expenses were as follows:

           SHORT-TERM INCOME FUND                              .64%
           INCOME FUND                                         .80%
           U.S. GOVERNMENT MEDIUM-TERM INCOME FUND             .80%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 BOND FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

---------------------------------------------------------------------------------------------------------------------------
                               SHORT-TERM                         INCOME FUND                      U.S. GOVERNMENT
                               INCOME FUND                                                     MEDIUM-TERM INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
1 year                         $     91                           $   113                            $   114

3 years                             284                               353                                356

5 years                             493                               612                                617

10 years                          1,096                             1,352                              1,363
---------------------------------------------------------------------------------------------------------------------------

PROSPECTUS

BOSTON 1784 STOCK FUNDS
================================================================================

ASSET ALLOCATION FUND
GROWTH AND INCOME FUND
GROWTH FUND
INTERNATIONAL EQUITY FUND

THIS RISK/RETURN SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 STOCK FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.

[GRAPHIC OF COMPASS OMITTED]
WHAT ARE THE FUNDS' GOALS?

ASSET ALLOCATION FUND
The Asset Allocation Fund's goal is to provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

GROWTH AND INCOME FUND
The Growth and Income Fund's primary goal is to provide investors with long-term growth of capital with a secondary goal of income.

GROWTH FUND
The Growth Fund's primary goal is to provide investors with capital appreciation. Dividend income, if any, is incidental to this goal.

INTERNATIONAL EQUITY FUND
The International Equity Fund's goal is to provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.

--------------------------------------------------------------------------------
   WHAT IS CAPITAL APPRECIATION?
   A Fund that seeks CAPITAL APPRECIATION or GROWTH OF CAPITAL tries to increase the value of your investment. CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If the price of the fund's shares or net asset value (NAV) goes up due to an increase in the value of the securities in the fund, your capital will also grow or appreciate. If, however, the price of the fund's shares decreases due to a decline in the value of securities in the fund, you will lose some of your capital. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment and increase the amount of your capital.
--------------------------------------------------------------------------------


[GRAPHIC OF CHESS PIECE OMITTED]
WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

ASSET ALLOCATION FUND
The Asset Allocation Fund invests in a carefully balanced mix of equity and debt securities and money market instruments.

The Fund's equity securities include the stock of large U.S. companies, and from time to time, mid-sized domestic companies and large, multi-national companies based outside of the United States.

The Fund's debt securities include investment grade debt obligations such as U.S. government securities, corporate bonds and mortgage-backed and asset-backed securities.

The Fund's portfolio managers decide what percentage of the Fund's assets will be invested in debt, equity and money market securities based on the managers' judgment of various economic factors. The Fund expects that normally:
[BULLET] 30% to 70% of its assets will be invested in equity securities; [BULLET] 30% to 60% of its assets will be invested in intermediate- and long-
         term debt obligations;
[BULLET] up to 40% of its assets may be invested in short-term debt and money market instruments.

GROWTH AND INCOME FUND
The Growth and Income Fund invests primarily in the common stock of established U.S. and foreign companies where the Adviser believes there is opportunity for growth.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $1 billion, although the Fund also invests in companies with smaller capitalizations. While the established companies in which the Fund primarily invests are more likely than less established companies to provide the Fund with dividend income, the principal focus in the selection of securities for the Fund is growth potential, consistent with the Fund's primary objective.

PROSPECTUS

================================================================================


When investing in foreign companies, the Fund may also invest in smaller companies and companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

--------------------------------------------------------------------------------
   WHAT IS CAPITALIZATION?
   CAPITALIZATION or MARKET CAPITALIZATION is the total value of a company's stock in the marketplace or on a stock exchange. For example, a company that has issued one million shares that are currently selling for $50 per share would have a capitalization of $50,000,000.
--------------------------------------------------------------------------------


GROWTH FUND
The Growth Fund invests primarily in the common stock of U.S. and foreign companies which the Adviser believes have above-average growth potential.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $250 million, although the Fund also invests in companies with smaller capitalizations. Companies with capitalizations of less than $1 billion are generally considered to have small capitalizations.

When investing in foreign companies, the Fund may also invest in smaller companies and in companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

INTERNATIONAL EQUITY FUND
The International Equity Fund invests primarily in stocks and other equity interests issued by foreign companies. The Fund seeks to invest in a number of countries with different economic characteristics and may invest in developing countries. The Fund may also invest in other securities, including non-convertible debt securities and money market instruments. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


[GRAPHIC OF FLAG MAN OMITTED]
WHAT ARE THE MAIN RISKS
OF INVESTING IN BOSTON 1784 STOCK FUNDS?

The principal risks of investing in the Stock Funds and the circumstances reasonably likely, in the opinion of the Adviser, to adversely affect your investment are described below. As with any non-money market mutual fund, the share price of each Fund will change daily based on market conditions and other factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances which could adversely affect your investment, and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Stock Funds are:

 [BULLET] MARKET RISK: This is the risk that the price of a security will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

 [BULLET] SMALLER COMPANIES: The securities of smaller companies may have more risks than those of larger companies--they may be more susceptible to market downturns and their prices may be more volatile.

 [BULLET] FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

 [BULLET] These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

 [BULLET] Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

PROSPECTUS

================================================================================

[BULLET] Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Equity securities traded in certain foreign countries may trade at high price-earnings multiples that are unsustainable.

[BULLET] Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will adversely affect the value of the Fund.

[BULLET] Each of the Stock Funds may invest in issuers located in developing countries.

[BULLET] Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

[BULLET] All of the risks of investing in foreign securities are heightened by investing in developing countries.

[BULLET] The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

[BULLET] INTEREST RATE RISK: In general, the prices of debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes.

[BULLET] CREDIT RISK: It is possible that some issuers will not make payments on debt obligations held by a Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also affect the bond's liquidity and make it more difficult for the Fund to sell.

[BULLET] PREPAYMENT RISK: The issuers of securities held by a Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

[BULLET] SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES: Convertible securities are subject to the market risk of stocks, while also subject to interest rate risk and the credit risk of the issuers. Call provisions may allow the issuer to repay the debt before it matures.

[BULLET] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS

================================================================================
                             WHO MAY WANT TO INVEST?
================================================================================


   ASSET ALLOCATION FUND
   THE ASSET ALLOCATION FUND MAY BE APPROPRIATE FOR
   LONG-TERM RETIREMENT PLAN INVESTORS WHO ARE:

   [BULLET] seeking a balanced investment program;

   [BULLET] seeking protection against inflation;

   [BULLET] able to tolerate a substantial loss in the value of their investment.


   GROWTH AND INCOME FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM
   RETIREMENT PLAN INVESTORS WHO ARE:

   [BULLET] seeking high long-term growth;

   [BULLET] able to tolerate a substantial loss in the value of their investment.


   GROWTH FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM
   RETIREMENT PLAN INVESTORS WHO ARE:

   [BULLET] seeking high long-term growth;

   [BULLET] able to tolerate a substantial loss in the value of their investment;

   [BULLET] able to tolerate the additional risks of investing in smaller companies;

   [BULLET] not seeking income.


   INTERNATIONAL EQUITY FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM
   RETIREMENT PLAN INVESTORS WHO ARE:

   [BULLET] seeking high long-term growth;

   [BULLET] looking for exposure in the international markets and able to tolerate the additional risks associated with these markets;

   [BULLET] able to tolerate a substantial loss in the value of their investments;

   [BULLET] not seeking income.


   None of the Stock Funds alone (except for the Asset
   Allocation Fund) provides a balanced investment plan.



PROSPECTUS

================================================================================

[GRAPHIC OF FLAGS OMITTED]


HOW HAVE THE FUNDS PERFORMED?

The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.


--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS FOLLOW:]

1994     -0.65%
1995     29.55%
1996     10.48%
1997     20.74%

The total return for the six months ended June 30, 1998 was 9.40%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          10.79%        June 30, 1997
Lowest                           -3.33%        March 31, 1994

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 6/14/93)
Asset Allocation Fund               20.74%          13.07%

S&P 500 Composite Index             33.36%          21.39%*

Lehman Brothers                      9.68%           6.86%
Aggregate Bond Index
--------------------------------------------------------------------------------
*(since 6/11/93)
The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities, to an unmanaged stock index and an unmanaged bond index for the periods indicated.


--------------------------------------------------------------------------------
GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[BAR CHART OMITTED, PLOT POINTS FOLLOW:]

1994     -0.18%
1995     30.56%
1996     23.63%
1997     19.66%

The total return for the six months ended June 30, 1998 was 19.93%.

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1997)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          13.03%        June 30, 1997
Lowest                           -3.63%        June 30, 1994

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 6/7/93)
Growth and Income Fund              19.66%          17.34%

S&P 500 Composite Index             33.36%          21.14%*

--------------------------------------------------------------------------------
*(since 6/4/93)

PROSPECTUS

================================================================================

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)


[BAR CHART OMITTED, PLOT POINTS FOLLOW:]

1997     13.92%

The total return for the six months ended June 30, 1998 was 4.95%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1997)
--------------------------------------------------------------------------------
                                           QUARTER ENDING
Highest                    14.46%          September 30, 1997
Lowest                     -7.07%          December 31, 1997

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 3/28/96)
Growth Fund                         13.92%          17.98%

Russell 2000 Index                  22.36%          19.32%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Total Return
(per calendar year)



[BAR CHART OMITTED, PLOT POINTS FOLLOW:]

1995     13.34%
1996     13.68%
1997     -0.92%

The total return for the six months ended June 30, 1998 was 15.13%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1997)
--------------------------------------------------------------------------------
                                           QUARTER ENDING
Highest                       12.12%       June 30, 1997
Lowest                        -9.42%       December 31, 1997

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1997)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 1/2/95)
International Equity Fund           -0.92%           8.47%

Morgan Stanley MSCI EAFE Index       1.78%           6.28%*
--------------------------------------------------------------------------------
*(since 12/31/94)

PROSPECTUS

================================================================================

[GRAPHIC OF CALCULATOR OMITTED]
WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 STOCK FUNDS


-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------
                                                      ASSET              GROWTH AND             GROWTH          INTERNATIONAL
                                                 ALLOCATION FUND         INCOME FUND             FUND            EQUITY FUND

Maximum Sales Charge (Load)                           None                  None                 None               None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)                  None                  None                 None               None

Maximum Sales Charge (Load)                           None                  None                 None               None
Imposed on Reinvested Dividends

Redemption Fee                                        None                  None                 None               None

Exchange Fee                                          None                  None                 None               None

------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
------------------------------------------------------------------------------------------------------------------------------

Management Fees                                       .74%                  .74%                 .74%               1.00%

Distribution (12b-1) Fees                             .25%                  .25%                 .25%               .25%

Other Expenses                                        .24%                  .16%                 .17%               .24%

Total Annual Fund Operating Expenses                 1.23%*                1.15%*               1.16%*             1.49%*

------------------------------------------------------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Funds'
Distributor waives its entire Distribution Fee. The Distributor may eliminate all or a part of the fee waiver at any time. With the fee waiver, the Funds'
actual total annual operating expenses were as follows:

                                         ASSET ALLOCATION FUND                        .98%
                                         GROWTH AND INCOME FUND                       .90%
                                         GROWTH FUND                                  .91%
                                         INTERNATIONAL EQUITY FUND                   1.24%

------------------------------------------------------------------------------------------------------------------------------
EXAMPLE
------------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON
1784 STOCK FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND
THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO
ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR
ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON
THESE ASSUMPTIONS YOUR COSTS WOULD BE:

------------------------------------------------------------------------------------------------------------------------------
                                   ASSET                  GROWTH AND                   GROWTH                    INTERNATIONAL
                              ALLOCATION FUND             INCOME FUND                   FUND                      EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------
1 year                          $   125                    $   117                   $   118                       $   152

3 years                             390                        365                       368                           471

5 years                             676                        633                       638                           813

10 years                          1,489                      1,398                     1,409                         1,779
------------------------------------------------------------------------------------------------------------------------------

PROSPECTUS

INVESTING THROUGH YOUR RETIREMENT PLAN
================================================================================

You may invest in Boston 1784 Funds through your employer-sponsored defined contribution plan. These plans are designed to help you save for retirement. You should contact your employer for information about the features and benefits of your plan, or if you have questions about:

[BULLET]  HOW TO INVEST IN A FUND

[BULLET] HOW TO CHANGE THE AMOUNT OF MONEY THAT YOU INVEST IN A FUND ON A REGULAR BASIS

[BULLET] HOW TO WITHDRAW YOUR MONEY FROM A FUND AND INVEST IN OTHER INVESTMENT OPTIONS

[BULLET]  WHEN YOU WILL RECEIVE STATEMENTS OF YOUR ACCOUNT

[BULLET]  HOW MUCH MONEY YOU MAY CONTRIBUTE TO YOUR PLAN

[BULLET] HOW TO INCREASE OR DECREASE THE AMOUNT OF MONEY THAT YOU ARE CONTRIBUTING TO YOUR PLAN

[BULLET]  HOW TO MAKE WITHDRAWALS FROM YOUR PLAN

[BULLET]  HOW TO STOP MAKING CONTRIBUTIONS TO YOUR PLAN

[BULLET]  WHAT HAPPENS TO YOUR INVESTMENTS IF YOU LEAVE YOUR CURRENT EMPLOYMENT

[BULLET] WHAT ACCESS YOU MAY HAVE TO THE MONEY YOU HAVE INVESTED IN THE PLAN IN THE EVENT OF FINANCIAL HARDSHIPS OR EMERGENCIES

[BULLET] WHETHER YOU MAY BE ABLE TO TAKE OUT A LOAN FROM YOUR INVESTMENTS IN THE PLAN

PROSPECTUS

PRICING OF FUND SHARES
================================================================================

Each Fund's net asset value per share or NAV is calculated on each day the New York Stock Exchange is open, except for Columbus Day and Veteran's Day. The NAV is the value of a single share of a Fund.

BOND FUNDS AND STOCK FUNDS
Each of these Funds' NAV is calculated at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is generally based on the market value of the securities held in the Fund. If market values are not available, the fair value of securities is determined using procedures that the Board of Trustees has approved.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of Funds holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

MONEY MARKET FUNDS
The Institutional U.S. Treasury Money Market Fund calculates NAV at 3:00 p.m. Eastern time (12 noon on days when the financial markets close early). In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value.



DISTRIBUTIONS
================================================================================

When you invest in a Fund through a defined contribution plan, your share of a Fund's net income and gains on its investments is added to your account. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made annually. Your distributions from a Fund will be automatically reinvested in additional shares of the Fund and will be added to your account shortly after your plan receives the distributions.

MONEY MARKET FUNDS
The Fund declares dividend distributions each day, and pays distributions monthly. You will not receive a dividend for the day on which you sell shares.

BOND FUNDS
The Fund declares dividend distributions each day, and pays distributions monthly.

STOCK FUNDS
The Asset Allocation Fund and Growth and Income Fund pay dividend distributions, if any, quarterly, generally on the last day of March, June, September and December.

The Growth Fund pays dividend distributions, if any, semi-annually, generally on the last day of June and December.

The International Equity Fund pays dividend distributions, if any, annually, generally on the last day of December.


PROSPECTUS

FEDERAL TAX CONSIDERATIONS
================================================================================

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax adviser about your own particular situation.

So long as your employer's plan remains exempt from federal income tax, you will not have to pay federal income tax on Fund distributions or on any gain you realize on the sale or exchange of Fund shares until you withdraw those amounts from your plan. You will generally have to pay federal income taxes at ordinary income tax rates on distributions the plan makes to you, including in some circumstances a 10% penalty tax on distributions before age 59 1/2. You should consult your plan's administrator for further information regarding the tax status of your plan distributions.

PROSPECTUS

MORE ABOUT BOSTON 1784 FUNDS
================================================================================

--------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------

[BULLET] BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND


PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Fund are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve the Fund's investment objective. Of course, there can be no assurance that the Fund will achieve its investment objective. Please note that the Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information.

--------------------------------------------------------------------------------
   WHAT ARE MONEY MARKET INSTRUMENTS?
   A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.
--------------------------------------------------------------------------------


The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund complies with industry regulations that apply to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Fund's investments must be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term securities such as money market instruments may, in many circumstances, result in a lower yield than would be available from investments in securities with a lower quality or a longer term.

The Fund may invest more than 25% of its assets in money market instruments issued by banks, including foreign branches of U.S. banks and U.S. branches of foreign banks, and in U.S. government obligations.

The Fund invests primarily in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities. The Fund invests the rest of its assets in U.S. government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

When selecting securities for the Fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities. The portfolio managers look for value while adhering to the credit and other restrictions on money market funds.

ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.


--------------------------------------------------------------------------------
   WHAT ARE U.S. GOVERNMENT OBLIGATIONS?
   U.S. GOVERNMENT OBLIGATIONS or securities are bonds or other debt obligations issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States. Some U.S. government obligations are backed by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the issuing agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS OF THE FUND
EMMETT M. WRIGHT, Senior Fund Manager, has been the manager of the Fund since it began operations. Mr. Wright, who has more than six years of investment management and research analysis experience, was an associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.

LISA W. LEBOEUF, Fund Manager, has been a co-manager of the Fund since January 1997. Ms. LeBoeuf, who has seven years experience in investment management, has been with BankBoston since 1978.

PROSPECTUS

================================================================================


--------------------------------------------------------------------------------
BOND FUNDS
--------------------------------------------------------------------------------
Boston 1784 Funds currently offer three Bond Funds:

[BULLET] BOSTON 1784 SHORT-TERM INCOME FUND

[BULLET] BOSTON 1784 INCOME FUND

[BULLET] BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND


PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Bond Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market instruments and other short-term securities. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a Fund from achieving its investment objective.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of mark-ups and fees that the Fund pays to broker-dealers when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------
   WHAT IS A "TOP-DOWN" APPROACH?
   Managers of mutual funds use different styles when selecting securities to purchase. When using a "TOP-DOWN" APPROACH, the portfolio manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   WHAT ARE MORTGAGE-BACKED SECURITIES?
   Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations--familiarly called "GINNIE MAES", "FANNIE MAES" and "FREDDIE MACS".
--------------------------------------------------------------------------------

SHORT-TERM INCOME FUND
AND INCOME FUND
The SHORT-TERM INCOME FUND and INCOME FUND invest primarily in debt securities, such as U.S. government obligations, corporate bonds, notes, mortgage- and asset-backed securities, and taxable municipal securities. Under normal circumstances, at least 80% of each Fund's assets are invested in these securities. Both Funds may invest up to 30% of their assets in securities of foreign issuers, including Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers, and issuers in developing countries.

The SHORT-TERM INCOME FUND and INCOME FUND generally invest in investment grade securities. Under normal circumstances, the Funds expect to invest at least 65% of their assets in securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. The Funds' portfolios may also include lower rated investment grade securities, securities which were investment grade when purchased by a Fund but that have since been down-graded, and securities that are not investment grade at the time of purchase but which the portfolio managers believe will experience an increase in rating to investment grade. The ratings are described in the Statement of Additional Information. Higher quality securities tend to have lower yields than lower quality securities.

When managing the SHORT-TERM INCOME FUND, the portfolio manager's emphasis is on keeping fluctuations in the price of Fund shares at a minimum. For this reason, the Fund's average weighted maturity is normally expected to be not more than three years and the Fund generally maintains an average maturity of between 1.8 years and 2.3 years. Short-term debt securities tend to fluctuate less in price, but also tend to have lower yields, than longer-term securities of comparable quality. However, the Fund is not a money market fund and the price of its shares will fluctuate.

PROSPECTUS

================================================================================

The portfolio managers of the SHORT-TERM INCOME FUND and INCOME FUND use a "top-down" approach to select securities. They review economic outlook, inflation expectation and interest rates to help identify sector weightings and define maturity and duration selection before choosing individual securities. The portfolio managers look at the diversification of the portfolios, and the marketability and liquidity of the individual securities they select. Although the Funds are actively managed, the portfolio managers attempt to manage the Funds so as to minimize capital gains distributions.

The INCOME FUND'S average weighted maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, their prices tend to fluctuate more as a result of interest rate changes and other factors.


U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. GOVERNMENT MEDIUM-TERM INCOME FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities.

The Fund invests in both U.S. Treasury obligations and obligations such as mortgage-backed securities issued or guaranteed by the U.S. government or its agencies. The Fund also invests in non-government agency mortgage-backed securities. ALTHOUGH THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

When selecting securities for the Fund, the portfolio managers use a "top-down" economic analysis to determine economic outlook, and the direction in which inflation and interest rates are expected to move, before selecting individual securities for the Fund. The portfolio managers also analyze the yield curve under multiple market conditions to help define maturity and duration selection.

The Fund's average weighted maturity is normally expected to be from three to ten years.

PORTFOLIO MANAGERS OF BOSTON 1784 BOND FUNDS
MARY K. WERLER, Senior Fund Manager, has been the manager of the Short-Term Income Fund since the Fund began operations in July 1994. Ms. Werler, who has more than eleven years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co.

EMMETT M. WRIGHT, Senior Fund Manager, has been the manager of the U.S. Government Medium-Term Income Fund and a manager of the Income Fund since September 1995. Mr. Wright, who has more than six years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.


--------------------------------------------------------------------------------
STOCK FUNDS
--------------------------------------------------------------------------------
Boston 1784 Funds currently offer four Stock Funds:

[BULLET] BOSTON 1784 ASSET ALLOCATION FUND

[BULLET] BOSTON 1784 GROWTH AND INCOME FUND

[BULLET] BOSTON 1784 GROWTH FUND

[BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND


PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies used by the Stock Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below but which are described in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions, or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and do not have the potential for capital appreciation that equity securities have, and may prevent a Fund from achieving its investment objective.

PROSPECTUS

================================================================================

Each of the Stock Funds is actively managed, although the portfolio managers attempt to minimize portfolio turnover. However, from time to time a Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders. Active trading may also increase the amount of commissions or mark-ups the Fund pays to broker-dealers when the Fund buys and sells securities. The "Financial Highlights" section of this prospectus shows each Fund's historical portfolio turnover rate.

ASSET ALLOCATION FUND
The ASSET ALLOCATION FUND allocates its assets between equity securities, debt securities and short-term or money market instruments. Normally, 30% to 70% of the Fund's assets are invested in equity securities, 30% to 60% are invested in intermediate- and long-term debt securities, and 0% to 40% are invested in short-term debt securities or money market instruments. The portfolio managers determine the mix of investments between equity and debt securities based on current economic and market conditions and the underlying value of the securities.

The equity portion of the Fund is primarily invested in the stocks of large U.S. companies that the portfolio managers believe offer the prospect for above-average earnings growth and are available at reasonable prices. From time to time, the Fund may also invest in mid-sized U.S. companies and in large, multi-national companies based outside of the U.S. The Fund's equity securities include common stock, warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts.

When selecting equity securities for the Fund, the portfolio managers place particular emphasis on industry selection, seeking stocks in industries that are outperforming the market, and may overweight the portfolio relative to the S&P 500 in these industries. The Fund may similarly be underweighted relative to the S&P 500 in certain industries.

When selecting debt securities for the Fund, the portfolio managers use a "top-down" approach, first performing a broad economic analysis, then identifying sectors believed to outperform the market over a particular holding period, and then selecting individual securities. The Fund's debt securities include investment grade corporate debt securities and debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by foreign governments. The Fund also invests in mortgage-backed and asset-backed securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser.

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying degrees as a risk management tool.

GROWTH AND INCOME FUND
AND GROWTH FUND
The GROWTH AND INCOME FUND and the GROWTH FUND invest primarily in common stock (including depositary receipts) of U.S. and foreign issuers. Typically, it is expected that 80-90% or more of the Funds' assets will be invested in these securities, although the Funds may invest up to 35% of their assets in other securities such as convertible and non-convertible debt securities, preferred stock, warrants, and money market instruments.

The GROWTH AND INCOME FUND emphasizes the stock of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers may also select stocks in smaller U.S. companies, and may invest up to 25% of the Fund's assets in securities of foreign companies, including smaller companies and companies in developing markets. The portfolio managers look for high quality growth companies with strong potential for revenue and earnings increases.

The GROWTH FUND emphasizes securities of U.S. companies with a market capitalization of at least $250 million that the portfolio managers believe have above-average growth potential. The Fund also may invest in securities of smaller, lesser-known companies and may invest up to 25% of its assets in securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

The portfolio managers of the GROWTH AND INCOME FUND and GROWTH FUND use a "bottom-up" approach when selecting securities for the Funds. They look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies thought to have quality management and that are expected to have strong earnings growth potential. When looking for companies with a higher growth rate than the general market, the Funds may invest in securities with a higher price-earnings ratio than the general market.

PROSPECTUS

================================================================================

--------------------------------------------------------------------------------
   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "BOTTOM-UP" APPROACH, they look primarily at individual companies against the context of broader market factors.
--------------------------------------------------------------------------------



Both the GROWTH AND INCOME FUND and GROWTH FUND may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. The Funds' attempt to minimize the effects of currency fluctuations through the use of hedging transactions may not be successful or the hedging transactions may cause the Funds to be unable to take advantage of a favorable change in the value of foreign currencies.

INTERNATIONAL EQUITY FUND
The INTERNATIONAL EQUITY FUND invests primarily in equity securities of foreign issuers, including securities of issuers in developing countries.

The Fund's portfolio is diversified as to both country and industry exposure in an attempt to limit the impact of an economic downturn in any particular country or industry sector. The Fund emphasizes equity securities of issuers with market capitalizations of at least $100 million that the portfolio managers believe are financially sound, have a track record of growth in earnings and have above-average growth potential.

The portfolio managers screen a large universe of securities as potential investments and then identify companies with suitable market capitalization, liquidity and balance sheet structure whose earnings growth rates have exceeded national averages. The portfolio is then structured to reflect the relative attractiveness of the economies of various countries, and to provide industry diversification. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. The Fund's attempt to minimize the effects of currency fluctuations through the use of hedging transactions may not be successful or the hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies. The Fund may also invest in convertible and non-convertible bonds and other debt securities and money market instruments.

The costs of foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing only in U.S. securities.

PORTFOLIO MANAGERS OF THE
BOSTON 1784 STOCK FUNDS
EMMETT M. WRIGHT, Senior Fund Manager, and MICHAEL PELOSI, Senior Fund Manager, have been co-managers of the Asset Allocation Fund since October 1997. Mr. Wright, who has more than six years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994. Mr. Pelosi, who has more than fifteen years experience in investment management, research analysis and securities trading at BankBoston, has been a Portfolio Manager since 1988.

EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Growth and Income Fund and the Growth Fund since the Funds began operations. Mr. Takach, who has more than 30 years experience in investment management, research analysis and securities trading, has been a Portfolio Manager at BankBoston since 1971. Mr. Ober, who has more than ten years experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager at BankBoston since 1987.

KENTON J. IDE, Director of Investments for BankBoston's Private Bank, and JULIET COHN, Senior Portfolio Manager at Kleinwort Benson Investment Management Americas Inc., have been co-managers of the International Equity Fund since the Fund began operations in January 1995. Mr. Ide, who has more than twenty years experience in investment management and research analysis, has been with BankBoston since early 1993. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company. Ms. Cohn, who has more than fifteen years experience in investment management, has been with Kleinwort since 1987.

PROSPECTUS

MANAGEMENT
================================================================================

INVESTMENT ADVISER
BankBoston is the investment adviser of each Fund and, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1998, BankBoston's Private Bank was responsible for the investment management of approximately $24 billion of individual, institutional, endowment and corporate assets, including $8.9 billion in assets of the Funds, in money market, equity, and fixed income securities. BankBoston's Private Bank has earned national recognition and respect as an investment manager. BankBoston's legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110.

Kleinwort Benson Investment Management Americas Inc. ("Kleinwort") serves as investment adviser to the International Equity Fund with BankBoston. Investment decisions are joint. Kleinwort, 75 Wall Street, New York, New York 10005, is the U.S.-registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a merchant banking group whose origins date back to 1792, which in turn is an indirect wholly-owned subsidiary of Dresdner Bank AG. Since it began operations in 1980, Kleinwort has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. Kleinwort and its affiliates manage approximately $65 billion of assets.

MANAGEMENT FEES
The following chart shows the investment management fees paid by each Fund during the last fiscal year.


--------------------------------------------------------------------------------
MANAGEMENT FEES PAID
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------

Institutional U.S. Treasury Money Market Fund         .20%
Short-Term Income Fund                                .50
Income Fund                                           .68
U.S. Government Medium-Term Income Fund               .67
Asset Allocation Fund                                 .74
Growth and Income Fund                                .74
Growth Fund                                           .74
International Equity Fund                            1.00


BankBoston waives its investment management fees, if necessary, to limit the total operating expenses of a Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers are shown in the fee table in the Risk/Return Summary.

YEAR 2000
The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including their investment advisers, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds.



PROSPECTUS

DISTRIBUTION ARRANGEMENTS
================================================================================

Boston 1784 Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Each Fund, other than the Institutional U.S. Treasury Money Market Fund, has adopted a plan under rule 12b-1. The plan allows a Fund to use part of the Fund's assets (up to .25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds' Distributor currently waives these fees on a voluntary basis. This fee waiver may be terminated in whole or in part at any time.

PROSPECTUS

FINANCIAL HIGHLIGHTS
================================================================================

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS [OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS]. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED [OR LOST] ON AN INVESTMENT IN EACH FUND (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUNDS' ANNUAL REPORTS, WHICH ARE AVAILABLE UPON REQUEST.

====================================================================================================================================
MONEY MARKET FUNDS
====================================================================================================================================
                                            NET                             NET                NET                   RATIO
                                           ASSET             DISTRIBUTIONS ASSET             ASSETS      RATIO      OF NET
                                           VALUE       NET     FROM NET    VALUE               END    OF EXPENSES   INCOME
                                         BEGINNING INVESTMENT INVESTMENT    END     TOTAL   OF PERIOD TO AVERAGE  TO AVERAGE
                                         OF PERIOD   INCOME    INCOME    OF PERIOD RETURN     (000)   NET ASSETS  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
                              >
For the year ended May 31, 1998            $1.00      0.05     (0.05)      $1.00    5.36%  $4,285,801    0.33%      5.24%
For the year ended May 31, 1997            $1.00      0.05     (0.05)      $1.00    5.16%  $2,591,487    0.33%      5.05%
For the year ended May 31, 1996            $1.00      0.05     (0.05)      $1.00    5.45%  $  644,733    0.32%      5.29%
For the year ended May 31, 1995            $1.00      0.05     (0.05)      $1.00    5.05%  $  395,585    0.30%      5.12%
For the period ended May 31, 1994 (1)      $1.00      0.03     (0.03)      $1.00    2.99%* $  181,568    0.22%      3.16%

                                             RATIO OF         RATIO OF NET
                                            EXPENSES TO         INCOME TO
                                            AVERAGE NET        AVERAGE NET
                                         ASSETS (EXCLUDING  ASSETS (EXCLUDING
                                            WAIVERS)            WAIVERS)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1998              0.33%              5.24%
For the year ended May 31, 1997              0.34%              5.04%
For the year ended May 31, 1996              0.39%              5.22%
For the year ended May 31, 1995              0.41%              5.01%
For the period ended May 31, 1994 (1)        0.55%              2.83%

------------------------------------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1) The Institutional U.S. Treasury Money Market Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.

====================================================================================================================================
BOND FUNDS
====================================================================================================================================
                                       NET               REALIZED AND                              NET              NET
                                      ASSET               UNREALIZED DISTRIBUTIONS DISTRIBUTIONS  ASSET            ASSETS
                                      VALUE      NET       GAINS OR    FROM NET        FROM       VALUE            END OF
                                    BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT      CAPITAL     END OF   TOTAL   PERIOD
                                    OF PERIOD   INCOME   INVESTMENTS    INCOME         GAINS      PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1998       $ 9.98     0.57       0.11        (0.57)          --       $10.09    6.98%   $197,256
For the year ended May 31, 1997       $ 9.93     0.58       0.05        (0.58)          --       $ 9.98    6.47%   $194,033
For the year ended May 31, 1996       $10.09     0.60      (0.12)       (0.60)        (0.04      $ 9.93    4.87%   $ 86,383
For the period ended May 31, 1995 (1) $10.00     0.56       0.09        (0.56)          --       $10.09    6.74%*  $ 52,581

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1998       $ 9.99     0.61       0.26        (0.61)         --        $10.25    8.88%   $392,556
For the year ended May 31, 1997       $ 9.90     0.63       0.17        (0.63)       (0.08)      $ 9.99    8.32%   $334,778
For the year ended May 31, 1996       $10.39     0.65      (0.37)       (0.65)       (0.12)      $ 9.90    2.64%   $235,022
For the period ended May 31, 1995 (1) $10.00     0.62       0.39        (0.62)         --        $10.39   10.69%*  $196,515

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1998       $ 9.37     0.55       0.23        (0.55)         --        $ 9.60    8.56%   $252,719
For the year ended May 31, 1997       $ 9.31     0.59       0.06        (0.59)         --        $ 9.37    7.16%   $209,141
For the year ended May 31, 1996       $ 9.57     0.61      (0.26)       (0.61)         --        $ 9.31    3.65%   $167,494
For the year ended May 31, 1995       $ 9.36     0.58       0.21        (0.58)         --        $ 9.57    8.79%   $130,081
For the period ended May 31, 1994 (2) $10.00     0.59      (0.64)       (0.59)         --        $ 9.36   (0.65)%* $ 92,387

                                      RATIO OF   RATIO OF      RATIO OF       RATIO OF NET
                                      EXPENSES     NET        EXPENSES TO       INCOME TO
                                     TO AVERAGE  INCOME   AVERAGE NET ASSETS   AVERAGE NET      PORTFOLIO
                                        NET     TO AVERAGE    (EXCLUDING    ASSETS (EXCLUDING   TURNOVER
                                       ASSETS   NET ASSETS     WAIVERS)         WAIVERS)          RATE
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1998          0.64%     5.67%          0.89%           5.42%            83.84%
For the year ended May 31, 1997          0.65%     5.78%          0.93%           5.50%           128.11%
For the year ended May 31, 1996          0.63%     5.87%          1.06%           5.44%            95.06%
For the period ended May 31, 1995 (1)    0.48%     6.31%          1.27%           5.52%            84.54%

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1998          0.80%     5.91%          1.11%           5.60%            79.09%
For the year ended May 31, 1997          0.80%     6.31%          1.15%           5.96%            78.63%
For the year ended May 31, 1996          0.80%     6.17%          1.20%           5.77%           100.51%
For the period ended May 31, 1995 (1)    0.55%     7.01%          1.23%           6.33%            80.53%

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1998          0.80%     5.80%          1.12%           5.48%            73.65%
For the year ended May 31, 1997          0.79%     6.30%          1.16%           5.93%            98.22%
For the year ended May 31, 1996          0.80%     6.23%          1.24%           5.79%           158.66%
For the year ended May 31, 1995          0.80%     6.24%          1.27%           5.77%           142.14%
For the period ended May 31, 1994 (2)    0.31%     6.08%          1.35%           5.04%           144.77%

------------------------------------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1)  The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.
(2)  The U.S. Government Medium-Term Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.

PROSPECTUS

================================================================================


====================================================================================================================================
STOCK FUNDS
====================================================================================================================================
                                        NET               REALIZED AND                              NET              NET
                                       ASSET               UNREALIZED DISTRIBUTIONS DISTRIBUTIONS  ASSET            ASSETS
                                       VALUE      NET       GAINS OR    FROM NET        FROM       VALUE            END OF
                                     BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT     CAPITAL      END OF   TOTAL   PERIOD
                                     OF PERIOD   INCOME   INVESTMENTS    INCOME        GAINS       PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
For the year ended May 31, 1998        $13.40     0.37        2.30       (0.38)       (0.53)       $15.16  20.51%   $ 50,283
For the year ended May 31, 1997        $12.31     0.34        1.44       (0.33)       (0.36)       $13.40  14.89%   $ 35,522
For the year ended May 31, 1996        $10.99     0.31        1.61       (0.31)       (0.29)       $12.31  17.83%   $ 16,831
For the period ended May 31, 1995      $ 9.84     0.28        1.15       (0.27)       (0.01)       $10.99  14.84%   $  8,622
For the period ended  May 31, 1994 (1) $10.00     0.19       (0.20)      (0.15)       (0.00)       $ 9.84  (0.15)%* $  6,928

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND

For the year ended May 31, 1998        $17.54     0.07        4.55       (0.09)       (0.35)       $21.72  26.71%   $553,997
For the year ended May 31, 1997        $15.23     0.12        2.63       (0.11)       (0.33)       $17.54  18.33%   $457,952
For the year ended May 31, 1996        $12.16     0.10        3.08       (0.11)       (0.00)       $15.23  26.32%   $303,463
For the period ended May 31, 1995      $10.57     0.11        1.67       (0.10)       (0.09)       $12.16  17.09%   $229,200
For the period ended May 31, 1994 (2)  $10.00     0.12        0.56       (0.11)       (0.00)       $10.57   6.80%*  $121,717

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND

For the year ended May 31, 1998        $12.20    (0.05)       1.59         --         (0.81)       $12.93  12.64%   $257,550
For the year ended May 31, 1997        $11.27     0.02        0.96       (0.05)       (0.00        $12.20   8.77%   $261,487
For the year ended May 31, 1996 (3)    $10.00     0.02        1.25       (0.00)       (0.00)       $11.27  12.70%*  $ 46,026


------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND

For the year ended May 31, 1998        $13.20    (0.02)       0.80       (0.15)       (0.14)       $13.69   6.19%   $469,819
For the year ended May 31, 1997        $12.05     0.07        1.23       (0.09)       (0.06)       $13.20  10.93%   $503,048
For the year ended May 31, 1996        $10.41     0.11        1.85       (0.27)       (0.05)       $12.05  19.08%   $362,460
For the period ended May 31, 1995 (4)  $10.00     0.06        0.35       (0.00)       (0.00)       $10.41   4.73%*  $148,439

                                      RATIO OF   RATIO OF      RATIO OF       RATIO OF NET
                                      EXPENSES     NET        EXPENSES TO       INCOME TO
                                     TO AVERAGE  INCOME   AVERAGE NET ASSETS   AVERAGE NET      PORTFOLIO
                                        NET     TO AVERAGE    (EXCLUDING    ASSETS (EXCLUDING   TURNOVER
                                       ASSETS   NET ASSETS     WAIVERS)         WAIVERS)          RATE
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
For the year ended May 31, 1998        0.98%      2.66%         1.23%            2.41%            47.83%
For the year ended May 31, 1997        1.07%      2.87%         1.37%            2.57%            23.60%
For the year ended May 31, 1996        1.25%      2.86%         1.90%            2.21%            39.56%
For the period ended May 31, 1995      1.25%      2.88%         2.51%            1.62%            67.23%
For the period ended  May 31, 1994 (1) 1.25%      2.62%         3.61%            0.26%            28.19%

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND

For the year ended May 31, 1998        0.90%      0.36%         1.15%            0.11%            39.03%
For the year ended May 31, 1997        0.92%      0.77%         1.19%            0.50%            15.35%
For the year ended May 31, 1996        0.94%      0.78%         1.24%            0.48%            39.50%
For the period ended May 31, 1995      0.94%      1.05%         1.23%            0.76%            38.94%
For the period ended May 31, 1994 (2)  0.35%      1.23%         1.36%            0.22%            31.55%

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND

For the year ended May 31, 1998        0.91%     (0.35%)        1.16%           (0.60%)           48.60%
For the year ended May 31, 1997        0.77%      0.17%         1.15%           (0.21%)           57.46%
For the year ended May 31, 1996 (3)    0.20%      1.75%         1.73%            0.22%             0.00%


------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND

For the year ended May 31, 1998        1.24%      0.04%         1.49%           (0.21%)          103.47%
For the year ended May 31, 1997        1.27%      0.41%         1.52%            0.16%            22.88%
For the year ended May 31, 1996        1.13%      0.76%         1.61%            0.28%            15.55%
For the period ended May 31, 1995 (4)  0.89%      2.06%         1.70%            1.25%            11.03%

------------------------------------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1) The Asset Allocation Fund commenced operations on June 14, 1993. All ratios for the period have been annualized.
(2) The Growth and Income Fund commenced operations on June 7, 1993. All ratios for the period have been annualized.
(3) The Growth Fund commenced operations on March 28, 1996. All ratios for the period have been annualized.
(4) The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.

PROSPECTUS

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU CAN OBTAIN A FREE COPY OF THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION AND/OR FREE COPIES OF THE FUNDS' MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT BY CALLING 1-800-BKB-1784. THE MATERIAL YOU REQUEST WILL BE SENT BY FIRST-CLASS MAIL, OR OTHER MEANS DESIGNED TO ENSURE EQUALLY PROMPT DELIVERY, WITHIN THREE BUSINESS DAYS OF RECEIPT OF THE REQUEST.

THE STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE.

INFORMATION ABOUT THE FUNDS (INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

        THIS PROSPECTUS IS INTENDED FOR USE BY RETIREMENT PLAN INVESTORS.

                           [BOSTON 1784 FUNDS OMITTED]
BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784
WWW.BOSTON1784FUNDS.COM

FILE NO. 811-7474                                                        MF-0170